UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road, Plainsboro, New Jersey 08536

Name and address of agent for service:	Mr. Christian Pittard Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	10/31/05

Date of reporting period:	10/31/05

Item 1 – Reports to Stockholders

Invests primarily in equity securities of Australian companies listed on The Australian Stock Exchange.

Annual Report

October 31, 2005

Letter to Shareholders

December 19, 2005

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the year ended October 31, 2005. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on The Australian Stock Exchange. The Fund’s secondary investment objective is current income.

Net Asset Value Performance

The Fund’s total return based on Net Asset Value (“NAV”) was 21.1% over the year ended October 31, 2005, assuming reinvestment of distributions, compared with 23.2%, in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance

The Fund’s share price rose 26.7% over the year, from $10.25 on October 31, 2004 to $12.99 on October 31, 2005. The Fund’s share price on October 31, 2005 represented a premium of 10.6% to the NAV per share of $11.75 on that date, compared with a discount of 3.7% to the NAV per share of $10.64 on October 31, 2004. At the date of this letter, the share price was $13.15, representing a premium of 7.1% to the NAV per share of $12.28.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2005, the Board of Directors determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2005. This policy will be subject to regular review by the Fund’s Board of Directors. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On December 12, 2005 the Board of Directors authorized a quarterly distribution of 29 cents per share and a special distribution of 16 cents per share payable on January 13, 2006 to all shareholders of record as of December 30, 2005. The regular quarterly distribution of 29 cents is comprised of 27.9836 cents of long-term capital gains and 1.0164 cents of net investment income. The special distribution is comprised entirely of long-term capital gains for the fiscal year ended October 31, 2005.

Amendments to Bylaws

In December 2005, the Fund’s Board of Directors adopted amendments to the Fund’s bylaws pertaining to corporate governance matters. Certain of these bylaw amendments were adopted in connection with changes proposed by the Securities and Exchange Commission to regulations governing the structure of the boards of directors of funds. The amended bylaws include requirements that the Chairman of the Board and at least 75% of

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (continued)

the Board as a whole be composed of persons who are not classified as “interested persons” of the Fund or its Investment Manager or Investment Adviser, as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board also adopted a bylaw amendment which provides that, unless certain conditions are met, notwithstanding the election for the Fund to be subject to the Maryland Control Share Acquisition Act (the “Act”), a person who acquires control shares, as defined in the Act, shall be exempt from the Act. Any stockholder who would like a copy of the Fund’s bylaws may obtain a copy by calling Investor Relations toll-free at 1-866-839-5205.

Registration Statement For Secondary Offering of Fund’s Shares

On August 8, 2005, the Fund filed a registration statement with the Securities and Exchange Commission. The registration statement was declared effective by the Securities and Exchange Commission on December 8, 2005. The registration statement will permit Bankgesellschaft Berlin AG (the “Bank”), the beneficial owner of approximately 27.5% of the Fund’s outstanding shares of Common Stock, to sell its shares of the Fund covered by the registration statement on the open market pursuant to the registration provisions of the Securities Act of 1933. The registration statement does not constitute an offering by the Fund, and the Fund will not receive any of the proceeds from the sale by the Bank of its shares. The expenses in connection with the preparation and filing of the registration statement are being paid by the Bank, and the Fund will not bear any of the expenses associated with such registration.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is part of the Fund’s quarterly reports to shareholders, which are available on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2005, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (continued)

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management Inc. by:

•	Calling toll free on 1-866-839-5205 in the United States,

•	E-mailing to InvestorRelations@aberdeen-asset.com, or

•	Visiting the website at www.aberdeeniaf.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Martin Gilbert

President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Your Board’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund may be required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2005 were comprised of 48% net investment income and 52% realized capital gains.

In January 2006, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2005 calendar year.

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York (the “Plan Agent”) will purchase shares for you on the American Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a Participant in the Plan, you will have:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower cost - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or call toll free on 1-800-432-8224.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. As of October 31, 2005, the Fund did not have more than 25% of its assets invested in any industry group. The financial industry sector is composed of several groups.

On October 31, 2005, the Fund held 96.2% of its net assets in equities and 3.8% in other assets in excess of liabilities.

Aberdeen Australia Equity Fund, Inc.

Top Ten Equity Holdings

The following were the Fund’s top ten holdings at October 31, 2005.

Name of Security	Percentage of Net Assets

Rio Tinto Limited	7.0%

QBE Insurance Group Limited	6.9%

BHP Billiton Limited	6.9%

Australia & New Zealand Banking Group Limited	6.9%

Westpac Banking Corporation Limited	6.4%

Woolworths Limited	5.5%

Westfield Group Limited	5.0%

TABCORP Holdings Limited	4.7%

Telecom Corporation of New Zealand Limited	4.5%

Woodside Petroleum Limited	4.0%

Aberdeen Asset Management Asia Limited

December 2005

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

October 31, 2005

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—96.2%
Common Stocks—96.2%
Consumer Discretionary—9.1%
1,323,000	APN News & Media Corporation Limited	$4,695,275
423,000	Billabong International Limited	4,089,613
773,000	TABCORP Holdings Limited	9,240,747

		18,025,635

Consumer Staples—10.5%
937,000	Foster’s Group Limited	4,060,459
997,000	Lion Nathan Limited	5,877,325
893,000	Woolworths Limited	10,895,451

		20,833,235

Energy—4.0%
335,500	Woodside Petroleum Limited	7,921,131

Financials—32.8%
773,000	Australia & New Zealand Banking Group Limited	13,601,224
183,000	Australian Stock Exchange Limited	3,933,676
666,000	Bendigo Bank Limited	5,742,323
245,000	Commonwealth Bank of Australia	7,117,048
1,026,500	QBE Insurance Group Limited	13,651,694
549,500	Suncorp-Metway Limited	7,911,466
820,500	Westpac Banking Corporation Limited	12,720,502

		64,677,933

Shares	Description	Value (US$)

Industrials—11.4%
1,075,000	Downer EDI Limited	$4,883,370
608,500	Leighton Holdings Limited	6,933,268
2,370,000	Qantas Airways Limited	6,055,947
173,000	Wesfarmers Limited	4,614,471

		22,487,056

Materials—13.9%
880,000	BHP Billiton Limited	13,642,952
326,500	Rio Tinto Limited	13,736,506

		27,379,458

Property—5.0%
797,000	Westfield Group Limited	9,890,894

Telecommunication Services—7.5%
2,171,000	Telecom Corporation of New Zealand Limited	8,888,899
1,876,500	Telstra Corporation Limited	5,902,531

		14,791,430

Utilities—2.0%
347,000	Australian Gas Light Company Limited	3,925,210

Total long-term Investments—96.2% (cost $125,550,494)	189,931,982
Other assets in excess of liabilities—3.8%	7,488,846
Net assets—100.0%	$197,420,828

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

October 31, 2005

Assets
Investments, at value (cost $125,550,494)	$189,931,982
Foreign currency, at value (cost $6,977,108)	6,910,661
Cash	249,717
Receivable for investments sold	469,996
Dividends receivable	48,990
Other assets	71,466

Total assets	197,682,812

Liabilities
Investment management fee payable	143,172
Administration fee payable	6,725
Accrued expenses and other liabilities	112,087

Total liabilities	261,984

Net Assets	$197,420,828

Composition of Net Assets
Common Stock (par value $.01 per share)	$168,035
Paid-in capital in excess of par	134,355,579
Distributions in excess of net investment income	(1,665,273)
Accumulated net realized gain on investment transactions	7,390,783
Net unrealized appreciation on investments	49,562,714
Accumulated net realized foreign exchange losses	(7,137,979)
Net unrealized foreign exchange gains	14,746,969

Net Assets	$197,420,828

Net asset value per common share based on 16,803,510 shares issued and outstanding	$11.75

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2005

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $335,656)	$8,863,990
Interest	283,670
Income from securities loaned, net	2,259

Total Income	9,149,919

Expenses
Investment management fee	1,664,623
Legal fees and expenses	239,750
Directors’ fees and expenses	203,511
Insurance expense	188,368
Custodian’s fees and expenses	176,613
Independent auditors’ fees and expenses	129,811
Administration fee	77,978
Investor relations fees and expenses	58,397
Reports to shareholders and proxy solicitation	48,624
Transfer agent’s fees and expenses	32,626
Tax expense	27,110
Miscellaneous	36,513

Total operating expenses	2,883,924

Net investment income	6,265,995

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies
Net realized gain on:
Investment transactions	16,748,538
Foreign currency transactions	9,143,219

25,891,757

Net change in unrealized appreciation/(depreciation) on:
Investments	13,120,091
Foreign currency translation	(9,088,461)

4,031,630

Net gain on investments and foreign currencies	$29,923,387

Net Increase In Net Assets Resulting From Operations	$36,189,382

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31,
	2005	2004
Increase in Net Assets
Operations
Net investment income	$6,265,995	$4,743,112
Net realized gains on investments	16,748,538	5,906,261
Net realized gains on foreign currency transactions	9,143,219	7,443,611
Net change in unrealized appreciation on investments	13,120,091	16,279,442
Net change in unrealized appreciation on foreign currency translation	(9,088,461)	(154,910)

Net Increase in Net Assets Resulting from Operations	36,189,382	34,217,516

Distributions to Shareholders from:
Net investment income	(8,487,831)	(5,068,817)
Long-term capital gains	(9,131,890)	(6,088,832)
Tax return of capital	—	(1,928,603)

Total decrease in net assets from distributions to shareholders	(17,619,721)	(13,086,252)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of 26,212 and 0 shares of common stock, respectively	300,532	—

Total Increase in Net Assets Resulting from Operations	18,870,193	21,131,264
Net Assets
Beginning of year	178,550,635	157,419,371

End of year (including distributions in excess of net investment income of ($1,665,273) and ($1,476), respectively)	$197,420,828	$178,550,635

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2005	2004	2003	2002	2001
PER SHARE OPERATING PERFORMANCE(1):
Net asset value, beginning of year	$10.64	$9.38	$6.84	$5.97	$6.86

Net investment income	0.37	0.28	0.12	0.15	0.12
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.79	1.76	2.58	0.93	(0.33)

Total from investment operations	2.16	2.04	2.70	1.08	(0.21)

DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.30)	(0.10)	(0.15)	—
Long-term capital gains	(0.54)	(0.36)	(0.07)	(0.07)	—
Tax return of capital	—	(0.12)	—	—	(0.68)

Total distributions	(1.05)	(0.78)	(0.17)	(0.22)	(0.68)

Increase resulting from Fund share repurchase	—	—	0.01	0.01	— (3)

Net asset value, end of year	$11.75	$10.64	$9.38	$6.84	$5.97

Market value, end of year	$12.99	$10.25	$8.40	$5.73	$5.29

TOTAL INVESTMENT RETURN BASED ON(2):
Market value	38.98%	32.53%	50.40%	12.55%	1.06%
Net asset value	21.11%	23.19%	40.69%	19.04%	(2.32)%
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of year (000 omitted)	$197,421	$178,551	$157,419	$115,490	$102,361
Average net assets (000 omitted)	$194,946	$166,284	$128,662	$114,213	$115,051
Operating expenses	1.48%	1.75%	2.55%	1.76%	1.80%
Net investment income	3.21%	2.85%	1.66%	2.33%	1.77%
Portfolio turnover	28%	23%	32%	56%	50%

(1)	Based on average shares outstanding.
(2)	Total Investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Less than $0.005 per share

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

Note 1. Investment Objectives

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on The Australian Stock Exchange. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, listed on The Australian Stock Exchange. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

Note 2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes (see Taxes below).

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Australian dollar (“A$”) amounts are translated into United States dollars (“US$”) on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at October 31, 2005. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year ended October 31, 2005.

Net realized exchange gains/(losses) include realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains/(losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the US$ equivalent amounts actually received or paid. Net unrealized foreign exchange gains/(losses) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US$.

The exchange rate at October 31, 2005 was US$0.75 to A$1.00.

Securities Transactions and Net Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Securities Lending:

The Fund’s investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable. Pursuant to a securities lending agreement (“Agreement”) between the Fund and State Street Bank and Trust Company (“State Street”), any loans made under the Agreement must be secured by collateral (consisting of any combination of U.S. currency and securities issued or guaranteed by the U.S. government or its agencies, or irrevocable bank letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned.

The Agreement also provides that the Fund may terminate the loans at any time and demand the return of the securities, and that the Fund will continue to receive all interest, dividends and other distributions obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent.

Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2005, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2005. This policy is subject to regular review by the Fund’s Board of Directors. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. tax purposes.

No provision has been made for United States of America federal income taxes because it is the Fund’s policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Reclassification of Capital Accounts:

For the year ended October 31, 2005, the Fund decreased distributions in excess of net investment income by $558,039, decreased accumulated net realized gains on investment transactions by $172,503, increased accumulated net realized foreign exchange losses by $358,426 and decreased paid-in capital in excess of par by $27,110. These differences are primarily due to differing treatments for foreign currencies and investments in passive foreign investment companies. Net investment income, net realized gains/(losses) and net assets were not affected by this change.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect, wholly-owned subsidiary of the Investment Manager, which is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $412,069 to the Investment Adviser during the year ended October 31, 2005.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.04% of the Fund’s average weekly net assets, computed based on the net asset value applicable to the shares of common stock and the amount of any borrowings for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the year ended October 31, 2005, the Fund incurred fees of approximately $46,660 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2005 aggregated $52,684,398 and $66,320,256, respectively.

Note 5. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

	October 31, 2005	October 31, 2004
Distributions paid from:
Ordinary Income	$8,487,831	$5,068,817
Net Long-Term Capital Gains	9,131,890	6,088,832
Tax Return of Capital	—	1,928,603

Total Taxable Distribution	$17,619,721	$13,086,252

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (concluded)

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income-net	$—
Undistributed long-term capital gains-net	7,390,783

Total undistributed earnings	$7,390,783
Capital loss carryforward	—

Unrealized gain/(losses)-net	55,506,431	*

Total accumulated earnings/(losses)-net	$62,897,214

*	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, differing treatments for foreign currencies, and other book/tax temporary differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2005 were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$141,984,059	$51,237,172	$3,289,249	$47,947,923

Note 6. Capital

There are 20 million shares of $0.01 par value common stock authorized. At October 31, 2005, there were 16,803,510 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to NAV is at least 10%. For the years ended October 31, 2005 and October 31, 2004, the Fund did not repurchase any shares through this program.

Based on filings with the Securities and Exchange Commission, on November 28, 2005, Bankgesellschaft Berlin (A.G.) was the beneficial owner of 4,620,950 shares of common stock. This number of shares represented approximately 27.5% of the outstanding shares of the Fund as of December 19, 2005.

Note 7. Subsequent Event

Subsequent to October 31, 2005, the Fund declared on December 19, 2005 a quarterly distribution of 29 cents per share, and a special distribution of 16 cents per share, payable on January 13, 2006 to shareholders of record on December 30, 2005. The regular quarterly distribution of 29 cents is comprised of 27.9836 cents of long-term capital gains and 1.0164 cents of net investment income. The special distribution is comprised entirely of long-term capital gains for the fiscal year ended October 31, 2005.

Aberdeen Australia Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Aberdeen Australia Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Australia Equity Fund, Inc. (the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 19, 2005

Aberdeen Australia Equity Fund, Inc.

Federal Tax Information:

Dividends and Distributions (Unaudited)

The following information is provided with respect to the per-share distributions paid by Aberdeen Australia Equity Fund, Inc. during the fiscal year ended October 31, 2005:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividend Income(2)	Foreign Source Income
01/14/05	0.250000	0.000000	0.250000	0.004917	0.254917	0.066454	0.039538
04/15/05	0.260000	0.004088	0.255912	0.017786	0.273698	0.273698	0.273698
07/15/05	0.260000	0.260000	0.000000	0.000000	0.000000	0.000000	0.000000
10/14/05	0.280000	0.280000	0.000000	0.000000	0.000000	0.000000	0.000000

(1)	The foreign taxes paid represent taxes incurred by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. Investors should consult their tax advisors regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the per share amount indicated above or the maximum amounts allowable by law.

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Shareholders may elect to have all distributions automatically reinvested in Fund shares pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may request to have his shares re-registered in his own name to participate in the Plan.

The Bank of New York (“the Plan Agent”), serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly issued shares of the Fund’s common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if on the payable date, the market price of the Fund’s common stock plus any applicable brokerage commission is equal to or exceeds the NAV, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of NAV or 95% of the then-current market price. If, on the other hand, the NAV plus any brokerage commission exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission, exceeds NAV as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of NAV or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent. Additional voluntary cash investments must be in an amount of at least $100 with a maximum of $10,000 per month, with an aggregate annual limit of $120,000, for the purchases of shares on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. Cash investments may be commingled with the Funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocated to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional shares. If the transaction fees and commissions exceed the proceeds from the sale of a fractional share, participants will receive a transaction advice instead of a check. If by giving proper notice to the Plan Agent, participants request cash in lieu of shares upon withdrawal from the Plan, the Plan Agent will sell the shares and send the participant the proceeds less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days’ written notice to shareholders of the Fund.

All correspondence concerning the Plan should be directed to the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286, or by calling 1-800-432-8224.

Aberdeen Australia Equity Fund, Inc.

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Management of the Fund (Unaudited)

The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information
Interested Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Moritz Sell** 1 Crown Court, Cheapside London EC2V 6LR United Kingdom Age: 38	Class I Director	Term expires 2007; Director since 2004	Mr. Sell has been a director, market strategist of Bankgesellschaft Berlin AG (banking) since 1996. He also served as a Director of the France Growth Fund from 2000 until 2004.

Hugh Young*** 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 47	Class II Director	Term expires 2008; Director since 2001	Mr. Young was a Director of Aberdeen Asset Management PLC, parent company of the Fund’s Investment Manager and Investment Adviser, from 1991 to 2002 and is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) from 2000 to June 2005 and a Director of the Investment Adviser since 2000. From 2001 to February 2004, Mr. Young was President of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.

Aberdeen Australia Equity Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
1

1

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Sell is deemed to be an interested person because he was appointed as a Director as the representative of Bankgesellschaft AG, the owner of approximately 27.5% of the outstanding shares of the Fund’s Common Stock as of November 28, 2005.
***	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)
Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Anthony E. Aaronson 116 South Anita Avenue Los Angeles, CA 90049 Age: 68	Class I Director	Term expires 2007; Director since 1985	Mr. Aaronson has been a textile agent for over ten years, representing American and European textile mills.

David L. Elsum, A.M. c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 68	Class II Director	Term expires 2008; Director since 1985	Mr. Elsum is currently retired. He serves as a non-executive director or adviser to several government and privately owned organizations in Australia.

Neville J. Miles 73 Union Street Paddington, NSW 2021 Australia Age: 59	Chairman of the Board; Class I Director	Term expires 2007; Director since 1996	Mr. Miles has been Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) since 2004. Mr. Miles is, and has been for a period in excess of ten years, Chairman of BallyShaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.

Peter J. O’Connell Level 39 The Chifley Tower 2 Chifley Square Sydney, NSW 2000 Australia Age: 52	Class III Director	Term expires 2006; Director since 1999	Mr. O’Connell has been Chief Executive Officer of Babcock & Brown Wind Partners (fund established to own and manage wind energy generation assets globally) since September 2005, and Chairman of Multiplex Facilities Management Pty. Ltd. (facilities management business) since 2003. He was Managing Director of Multiplex Infrastructure Pty. Ltd. (infrastructure development) from 2003 to 2005, and Managing Director (from 2002 to 2003) and Director (from 1999 to 2002) of Lang Holdings (Aust) Pty. Ltd. (technology consulting).

Aberdeen Australia Equity Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
2	Aberdeen Asia-Pacific Income Fund, Inc.

3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

2	Aberdeen Asia-Pacific Income Fund, Inc.
*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)
Independent Directors (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William J. Potter 712 Fifth Avenue New York, NY 10018 Age: 57	Class III Director	Term expires 2006; Director since 1985	Mr. Potter has been Chairman of Robert Meredith & Co. Inc. (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd., an international consulting and merchant banking company, from 1996 to 2003.

Peter D. Sacks 590 King Street West Suite 200 Toronto, Ontario M5V IM3 Canada Age: 60	Class II Director	Term expires 2008; Director since 1999	Mr. Sacks has been Managing Partner of Toron Capital Markets (investment management) since 1988.

John T. Sheehy 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 63	Class III Director	Term expires 2006; Director since 1985	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.

Aberdeen Australia Equity Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.
*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)
Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Martin J. Gilbert c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 50	President**	Since 2004	Chief Executive and an Executive Director of Aberdeen Asset Management PLC (parent company of the Fund’s Investment Manager and Investment Adviser) (since 1983); Director of Aberdeen Asset Management Asia Limited (the Fund’s Investment Manager) (since 1991); Director of Aberdeen Asset Management Limited (the Fund’s Investment Adviser) (since 2000 and Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former investment manager) (from 2000 to June 2005); Director (since 1995) and President (from 1995 to October 2005) of Aberdeen Asset Management Inc. (the Fund’s Administrator).

Beverley Hendry Aberdeen Asset Management Inc. Las Olas Place 300 S.E. 2nd Street Suite 820 Fort Lauderdale, FL 33301 Age: 52	Vice President***	Since 2003	Director (since 1995), Vice President, Managing Director, Latin American operations (from October 2005) and Chief Executive Officer (from 1995 to October 2005) of Aberdeen Asset Management Inc. (the Fund’s Administrator); Director of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005); Member of Executive Management Committee (since 2002) and Executive Director (from 1991 to 2002) of Aberdeen Asset Management PLC.

Mark Daniels Level 6 201 Kent Street Sydney, NSW 2000 Australia Age: 50	Vice President	Since 2005	Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1990 to 2005).

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Christian Pittard Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 32	Treasurer and Assistant Secretary**	Since 2001	Director, and Chief Executive Officer (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to May 2005); Managing Director of Aberdeen Asset Managers Jersey Limited (affiliate of the Fund’s Investment Manager and Investment Adviser, (from 1999 to November 2005).
James Capezzuto Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 42	Vice President— Compliance**	Since 2005	Vice President and Chief Compliance Officer (since October 2005) and employee (since September 2005) of Aberdeen Asset Management Inc.; Director and associate general counsel of UBS Global Asset Management - Americas region (from 2004 to September 2005); Senior Vice President and Senior Compliance Manager of Bank of America Corporation (from 2003 to 2004); Counsel, Compliance Director of Steinberg Priest & Sloane Capital Management LLC (from 2002 to 2003) and Director and Senior Counsel of Deutsch Asset Management (from 1996 to 2002).
Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 31	Secretary** and Assistant Treasurer	Since 2005	Vice President and Secretary (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc.; Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).
*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 8, 2005, except for Mr. Goodson, who was elected on September 8, 2005, and Messrs. Capezzuto and Daniels, who were elected on December 12, 2005.
**	Messrs. Gilbert, Pittard, Capezzuto and Goodson hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.
***	Mr. Hendry serves as Assistant Treasurer of Aberdeen Global Income Fund, Inc., and Vice President of Aberdeen Asia-Pacific Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Australia Equity Fund, Inc.

Portfolio Management (unaudited)

The following persons now have primary responsibility for the day-to-day management of the Fund’s portfolio: Hugh Young, Managing Director of the Investment Manager; Peter Hames, a Director of the Investment Manager; Augustine Mark Daniels, a Director of the Investment Adviser; and Michelle Casas and Natalie Tam, investment professionals of the Investment Adviser. Mr. Young has over 23 years experience in fund management, has managed the Aberdeen Group’s Asian assets since 1988, and established the Investment Manager in 1992. He is also a member of the executive committee responsible for the day-to-day management of the Aberdeen Group’s parent company, Aberdeen Asset Management PLC, and head of equities of the Aberdeen Group. Mr. Hames is head of Asian equities for the Aberdeen group. In 1990, he joined the Aberdeen Group’s office in London, Aberdeen Asset Managers Limited, as an Investment Manager. Since 1992, he has been based with the Investment Manager. Mr. Daniels became head of Australian equities of the Aberdeen Group, including the Investment Adviser, in 2005. Commencing in 2005, he has been based in Sydney, at the offices of the Investment Adviser. From 1990 to 2005, he was based in London at Aberdeen Asset Managers Limited, an affiliate of the Investment Adviser and Investment Manager, where he focused principally on UK equities and closed-end funds. Ms. Casas joined the Investment Adviser in 2004 as a graduate investment analyst working for the Australian equities team. She completed a double degree in Applied Finance and Commerce (Marketing) in December 2004. Ms. Tam joined the Investment Adviser in 2005 as a graduate investment analyst working for the Australian equities team. She completed a Bachelor of Commerce (Accounting & Finance) degree in 2003, and in 2004 worked for Deutsche Bank in Sydney where she completed their Global Equities Graduate Training program.

Aberdeen Australia Equity Fund, Inc.

Directors

Neville J. Miles, Chairman

Anthony E. Aaronson

David L. Elsum

Peter J. O’Connell

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Hugh Young

Officers

Martin Gilbert, President

Beverley Hendry, Vice President

Mark Daniels, Vice President

James Capezzuto, Vice President—Compliance

Christian Pittard, Treasurer and Assistant Secretary

Alan Goodson, Secretary and Assistant Treasurer

Timothy Sullivan, Assistant Treasurer

Donald C. Burke, Assistant Treasurer

Andrea L. Melia, Assistant Treasurer

Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Investment Manager	Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480

Investment Adviser	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia

Administrator	Aberdeen Asset Management Inc. 1735 Market Street, 37th Floor Philadelphia, PA 19103

Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

Transfer Agent	The Bank of New York Shareholder Relations Department P.O. Box 11258 Church Street Station New York, NY 10286 1-800-432-8224

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Legal Counsel	Dechert LLP 1775 I Street, N.W. Washington, DC 20006

Investor Relations	Aberdeen Asset Management Inc. Las Olas Place 300 S.E. 2nd Street Suite #820 Ft. Lauderdale, FL 33301 1-866-839-5205 InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is published weekly in Barron’s and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics

(a)	As of October 31, 2005, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no material changes to the Code of Ethics referred to in 2(b) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-866-839-5205.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Peter Sacks and John Sheehy as Audit Committee Financial Experts. Mr. Sacks and Mr. Sheehy are both considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c) [1] Tax Fees	(d) All Other Fees
October 31, 2005	$101,140	Nil	$6,100	Nil
October 31, 2004	$85,500	Nil	$5,500	Nil

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:

(1)	Audit Committee Pre-Approval Policies and Procedures

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEES

of

ABERDEEN AUSTRALIA EQUITY FUND, INC.

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

ABERDEEN GLOBAL INCOME FUND, INC.

(Each a “Fund” and, collectively, the “Funds”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of each Fund pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1

[1]	The term “Auditor,” as used in these Pre-Approval Policies and Procedures (“Policies and Procedures”), means the firm engaged to provide the Fund with services listed in Appendix A.

The Act and such SEC rules also require that the Audit Committee of each Fund pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment manager, (ii) the Fund’s investment adviser, and (iii) any entity controlling, controlled by, or under common control with the investment manager or investment adviser that provides ongoing services to the Fund (entities in (i), (ii) and (iii), hereinafter “Service Affiliates”)2 if the engagement for such Service Affiliates relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).3

The following Policies and Procedures govern the ways in which the Audit Committee of each Fund will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit Services that the Auditor proposes to provide to Service Affiliates.4 These Policies and Procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These Policies and Procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Funds and Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following Policies and Procedures are adopted by the Audit Committee of each Fund.

General

The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

The Audit Committee must pre-approve any Engagement, as defined below, of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s Engagement to provide audit services to the Fund.

Pre-Approval of Audit Services to the Fund

The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

[2]	Service Affiliates are listed in Appendix D.

[3]	Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “fund complex.” The “fund complex” includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Fund Complex Entities are also listed in Appendix C.

[4]	Unless otherwise indicated by the context, the term “non-audit services” herein includes non-audit services for the Fund as well as Covered Non-Audit Services for a Service Affiliate.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for its Service Affiliates pursuant to this Section C.

Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of the Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Service Affiliates expect to request from the Auditor during the fiscal year.

The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

Standard for Pre-Approval The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor. In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Policies and Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Policies and Procedures, and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved. The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

Management of the Fund or of the relevant Service Affiliate, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for a Service Affiliate, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested. The Audit Committee or Designated Member, as applicable, shall review the request subject to the Standard for Review in Section C.

The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to a Service Affiliate; or

refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

At the time of the Engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C, and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

Amendment; Annual Review

The Audit Committee may amend these Policies and Procedures from time to time.

These Policies and Procedures shall be reviewed periodically, as needed, by the Audit Committee.

Recordkeeping

The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these Policies and Procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

A copy of these Policies and Procedures and of any amendments to these Policies and Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

APPENDIX A

AUDIT SERVICES

For purposes of these Policies and Procedures, “audit services” include the following activities:

A.	Annual audit of the Fund’s financial statements and quarterly reviews.

Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Policies and Procedures, the following services are “non-audit services.” If the services would be provided to a Service Affiliate and the Engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Policies and Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.	Audit of an employee benefit plan.

2.	Due diligence procedures related to mergers and acquisitions.

3.	Review of internal controls.

4.	Consultations concerning financial accounting and reporting standards.

5.	Testing services related to a fund’s Auction Market Preferred Stock, as applicable.

Tax Services

1.	Tax compliance services, including preparation of tax returns.

2.	Tax planning and advice.

Other Non-Audit Services

1.	Advisory and consultation services.

2.	Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Fund Complex Entity, subject to limited exceptions noted below. Fund Complex Entities include:

The Fund, its investment manager and investment adviser;

Any entity controlled by or controlling the Fund’s investment manager or investment adviser, or any entity under common control with the Fund’s investment manager or investment adviser, if such entity (a) is an investment manager or investment adviser, or (b) is engaged in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Fund Complex Entities:”

Investment Managers/Advisers:

Aberdeen Asset Management Limited

Aberdeen Asset Managers (CI) Limited

Aberdeen Asset Managers Ltd.

Aberdeen Asset Management Asia Ltd.

Aberdeen Asset Management PLC

Aberdeen Asset Management Inc.

Funds:

Aberdeen Australia Equity Fund, Inc.

Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

The following services may not be provided by the Fund’s Auditor to a Fund Complex Entity, subject to the exceptions noted:

B.	Bookkeeping or other services related to the accounting records or financial statements of a Fund Complex Entity, including;

Maintaining or preparing the accounting records for a Fund Complex Entity;

Preparing a Fund Complex Entity’s financial statements that are filed with the SEC, or that form the basis for such financial statements; or

Preparing or originating source data underlying a Fund Complex Entity’s financial statements.

Financial information systems design and implementation, including:

Directly or indirectly operating, or supervising the operation of, a Fund Complex Entity’s information system or managing a Fund Complex Entity’s local area network.

Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to a Fund Complex Entity’s financial statements or other financial information systems taken as a whole.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in a Fund Complex Entity’s financial statements and related accounts. This prohibition does not apply to providing assistance to a Fund Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

Internal audit outsourcing services. This category includes any internal audit service for a Fund Complex Entity that has been outsourced by the Fund Complex Entity that relates to the Fund Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of a Fund Complex Entity’s financial statements.

Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of a Fund Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for a Fund Complex Entity.

Human resources. Services in this category are:

searching for or seeking out prospective candidates for managerial, executive, or director positions;

engaging in psychological testing, or other formal testing or evaluation programs;

undertaking reference checks of prospective candidates for an executive or director position;

acting as a negotiator on behalf of a Fund Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

recommending, or advising a Fund Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by a Fund Complex Entity, interview candidates and advise the Fund Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

Broker-dealer, investment adviser, or investment banking services. Services in this category are:

acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of a Fund Complex Entity;

making investment decisions on behalf of a Fund Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

executing a transaction to buy or sell an audit client’s investment; or

having custody of assets of a Fund Complex Entity, such as taking temporary possession of securities purchased by a Fund Complex Entity.

Legal services. A prohibited legal service is any service to a Fund Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for a Fund Complex Entity, or a Fund Complex Entity’s legal representative, for the purpose of advocating a Fund Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to a Fund Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Policies and Procedures:

Aberdeen Asset Management Limited

Aberdeen Asset Management Asia Limited

Aberdeen Asset Management Inc.

Item 4 continued

(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2005	Fiscal Year Ended October 31, 2004
Registrant	$6,100	$5,500
Registrant’s Investment Manager:
Prior to March 8, 2004 -
Aberdeen Asset Managers (C.I)Limited	Nil	Nil
Effective March 8, 2004 -
Aberdeen Asset Management Asia Limited	Nil	Nil

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2005, the audit committee members were:

Anthony E. Aaronson

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Schedule of Investments.

Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2005.

The proxy voting policies of the Registrant and its Investment Manager and Investment Adviser appear below:

Proxy Voting Policies and Procedures of the Registrant

I.	Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by the Aberdeen investment companies that are registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), (“Funds” and each a “Fund”)1 and by the Boards of Directors (“Boards”) which oversee the Funds with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the 1940 Act and other applicable obligations of the Funds under the rules and regulations of the SEC and interpretations of its staff (“Staff”). It is the policy of the Funds to seek to assure that proxies received by each Fund are voted in the best interest of each Fund’s stockholders.

II.	Definitions

A. “Best interest of Fund stockholders” - means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

[1]	Currently, the only Funds are closed-end funds consisting of Aberdeen Australia Equity Fund, Inc. (“IAF”), Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”), and Aberdeen Global Income Fund, Inc. (“FCO”). These Policies and Procedures will only be implemented by the Funds to the extent that they invest in voting securities. At this time, FAX and FCO invest only in fixed income, or non-voting, securities. Each Fund will file a disclosure report to the extent required by law.

B. “Conflict of interest” - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the

Fund’s investment manager,1 investment adviser,2 principal underwriter, or an affiliated person of the Fund, its Manager, Adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when a Fund’s Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s Manager or Adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s Manager or Adviser. The Funds believe that a conflict of interest generally would not arise merely because a proxy issuer has a material business arrangement with a Fund’s principal underwriter, or with an affiliated person of the principal underwriter or the Funds (other than a Fund’s Manager or Adviser or their respective parent company), because (1) each Fund’s Manager or Adviser will generally make proxy voting decisions for the Fund under the delegation arrangements described below; (2) each Fund’s principal underwriter is not affiliated with its Manager or Adviser and will not have any input into the Manager’s or Adviser’s proxy voting decisions for the Fund; (3) other affiliated persons of the principal underwriter or the Fund (other than the Fund’s Manager or Adviser) likewise will not have any input into proxy voting decisions for the Fund; and (4) each Fund’s Manager or Adviser is unlikely to be aware of, or have any interest in, any business arrangement between the proxy issuer and the Fund’s principal underwriter, or between the proxy issuer and an affiliated person of the principal underwriter or the Fund.

III.	Delegation of Responsibility for Proxy Voting

A. Each Fund’s Board annually evaluates its Fund’s contract with its Manager and Adviser, and decides whether to renew the contract. This process gives each Fund an annual opportunity to ensure that its Manager’s and Adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of each Fund’s Manager and Adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for each Fund should generally be consistent with its Manager’s and Adviser’s philosophy. In proxy voting decisions, as in other investment decisions, each Fund’s Manager or Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C. Accordingly, each Fund has chosen to delegate all responsibility for proxy voting to its Manager and Adviser, provided that each Fund’s Board has the opportunity to periodically review and approve their proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). The Trade Processing Department of the Manager will serve as the Proxy Administrator and will take responsibility for ensuring, among other things, that the vote for each proxy is cast in accordance with the proxy voting policies and procedures of the Manager and the Adviser. A Proxy Committee of the Adviser will take responsibility for

[1]	Aberdeen Asset Management Asia Limited serves as investment manager (“Manager”) to each Fund.

[2]	Aberdeen Asset Management Limited serves as investment adviser (“Adviser”) to each Fund.

determining whether and how to vote each proxy, whether a conflict of interest exists, and how such conflicts are to be resolved in accordance with the proxy voting policies and procedures of the Manager and the Adviser. Under this delegation, the Manager and Adviser may vote, abstain from voting, or take no action on proxies for a Fund in any manner consistent with the Manager’s and Adviser’s proxy voting policies (subject to provisions for addressing conflicts of interest). Each Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of proxy voting responsibility to its Manager and Adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of its Manager and Adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which each Fund may vote, such as corporate governance matters (including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions); changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the Manager and Adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the Adviser’s decisions or on provisions of the Manager’s and Adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV.	Conflicts of Interest

A. Each Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B. In those circumstances, to avoid any appearance concerns, each Fund believes it is appropriate for its Manager or Adviser to follow an alternative voting procedure rather than to vote proxies in the Manager’s or Adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders that are not Fund stockholders;

(2) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that the Manager or Adviser may use to assist it in voting proxies;

(3) Notifying a Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the Manager or Adviser to vote the proxies as it chooses under its usual policy; or

(4) Forwarding the proxies to a Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. Each Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s Adviser, provided that the Adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the Adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. Each Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of responsibility for resolving conflicts of interest to the Adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph III.B., above.

V.	Disclosure of Policy or Description/Proxy Voting Record

A. Each Fund, unless it invests exclusively in non-voting securities, will disclose its proxy voting policy or a description of it (and its Manager’s and Adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the Manager’s and Adviser’s proxy voting policy or a description) is available without charge, upon request, (1) by calling, toll-free, 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. Each Fund will also disclose in its annual report (beginning with the first annual report filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, (1) by calling, toll-free, 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. Each Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC.

D. Each Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;

•	The stockholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Adopted effective December 9, 2004.

Proxy Voting Policies and Procedures of the Registrant’s Investment Manager and Investment Adviser

ABERDEEN U.S. REGISTERED ADVISERS

PROXY VOTING POLICIES AND PROCEDURES

As of October 1, 2005

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”). These policies and procedures address proxy voting considerations under U.S. law and regulation and do not address the laws or requirements of other jurisdictions. Pursuant to a Memorandum of Understanding (“MOU”), Aberdeen Asset Managers Limited (“Aberdeen UK”), a non-US registered adviser, provides advisory resources to certain U.S. clients of Aberdeen Singapore and Aberdeen AU. In addition, Aberdeen UK provides advisory resources to certain U.S. clients of Aberdeen US pursuant to another MOU. Under these MOUs, the affiliates of the Aberdeen Advisers may provide various portfolio management resources, including substantive advice on voting proxies for certain equity securities. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen US or to U.S. clients of Aberdeen Singapore or Aberdeen AU, Aberdeen UK will be subject to the control and supervision of the registered adviser and will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their Boards of Directors.

I.	Definitions

A. “Best interest of clients”. Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. “Material conflict of interest”. Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.	General Voting Policies

A. Client’s Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients.

2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client’s direction or may request that the client vote the proxy directly.

G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.	Specific Voting Policies

A. General Philosophy.

•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•	Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•	Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive Compensation Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.	Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser’s proxy administrator (“PA”). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the PA and the Proxy Committee (“PC”) of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

1. Aberdeen US Clients

The PA for Aberdeen US (“PA-FL”), who resides in Ft. Lauderdale, and the PA for Aberdeen UK (“PA-UK”), which is part of the Trade Processing Department resident in Scotland, are responsible for ensuring that votes for Aberdeen US clients are cast and cast in accordance with these Policies and Procedures. The PA-FL and the PA-UK are identified more specifically on Appendix A1. The PA-FL is primarily responsible for administering proxy votes for the Phoenix funds which are sub-advised by Aberdeen US and the US closed-end Funds for which Aberdeen Singapore is the Manager.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore. Under Aberdeen-US’s MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL decisions on how to vote will be referred to the Aberdeen US proxy committee (“PC-FL/UK”). Under Aberdeen US’s MOU with Aberdeen UK, the PC-FL/UK is headquartered in Glasgow, Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing (“SRI”) Team and a member of the Compliance team, who are more specifically identified on Appendix A1. The PC-FL/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-FL/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-FL or PA-UK. If a material conflict of interest is identified, the PC-FL/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

Aberdeen US has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. The Phoenix Funds, sub-advised by Aberdeen US, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-FL with access to ProxyEdge. Votes for some of the wrap accounts are handled manually and hard copies of any manual votes cast are maintained in the Florida office of Aberdeen US. Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen US. Aberdeen UK has engaged Institutional Shareholder Services (“ISS”), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, Aberdeen US may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen US will follow the procedures outlined in Section IV.B.2, above.

2. Aberdeen Singapore Clients

Aberdeen AU and Aberdeen Singapore are responsible for deciding how to vote for the US closed-end Funds and will instruct the PA for the Florida office of Aberdeen US (“PA-Florida”) accordingly. The PA-Florida shall ensure that the votes are cast and cast in accordance with the relevant Proxy Voting Policy and Procedure of the relevant Fund. The PA-Florida uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. The relevant analyst may be a member of the Fund portfolio management team in Aberdeen Singapore, Aberdeen AU, Aberdeen UK, or AAMISL In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee (“PC-Asia”) located in Singapore and Australia, comprised of a representative from each of equity fund management, fixed income fund management and compliance teams respectively, as more specifically set out in Appendix A2. The PC-Asia meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-Asia determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-Florida to be cast. If a material conflict of interest is identified, the PC-Asia will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

E. Review. Each PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.	Documentation, Recordkeeping and Reporting Requirements

A. Documentation. The Aberdeen PAs are responsible for:

1. Implementing and updating these Policies and Procedures;

2. Overseeing the proxy voting process;

3. Consulting with portfolio managers/analysts for the relevant portfolio security; and

4. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B. Record Keeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen US will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Singapore will be maintained by Proxy Edge. A Fund’s proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen US shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. Aberdeen US, Aberdeen AU and Aberdeen Singapore will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client’s request for more information, Aberdeen US, Aberdeen AU and Aberdeen Singapore will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the

US closed-end Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.

Effective Date: [November 30, 2005]

APPENDIX A1

PA- FL

Silvana Barrenechea

PA-UK

Members of Trade Processing Department in Scotland

Names:	Titles:
Barry McAllister	Investment Administration Supervisor
Eileen Reekie	Investment Administrator

PC-FL/UK

Chief Investment Officer/Deputy CIO/Head of SRI/Compliance Officer***

Names:	Titles:
Anne Richards	Chief Investment Officer
Andrew Preston	Head of Socially Responsible Investing (SRI)
Susan Connerney	Compliance Officer

***	From time to time one or more members of the committee may be represented by an authorized representative of their respective Department.

APPENDIX A2

PC-Asia Members

Shall comprise of three (3) members, but always to include at least one (1) representative from each of Group A, B and C respectively.

GROUP A:
Hugh Young	Equities Fund Manager

GROUP B:
Derek Fulton	Fixed Income Fund Manager
Alton Gwee	Fixed Income Fund Manager
Alison Briggs	Fixed Income Fund Manager
Ky Van Tang	Fixed Income Fund Manager

GROUP C:
Christopher Beard	Compliance Officer
Teo Puay-Wei	Compliance Officer

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2004 through, November 30, 2004	0	0	0	1,677,729

December 1, 2004 through December 31, 2004	0	0	0	1,677,729

January 1, 2005 through January 31, 2005	0	0	0	1,677,729

February 1, 2005 through February 29, 2005	0	0	0	1,677,729

March 1, 2005 through March 31, 2005	0	0	0	1,677,729

April 1, 2005 through April 30, 2005	0	0	0	1,677,729

May 1, 2005 through May 31, 2005	0	0	0	1,677,729

June 1, 2005 through June 30, 2005	0	0	0	1,677,729

July 1, 2005 through July 31, 2005	0	0	0	1,679,003

August 1, 2005 through August 31, 2005	0	0	0	1,679,003

September 1, 2005 through September 30, 2005	0	0	0	1,679,003

October 1, 2005 through October 31, 2005	0	0	0	1,680,351

Total	0	0	0	—

[1]	The Fund’s stock repurchase program was announced on March 19, 2001 and allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%.

Item 10 – Submission of Matters to a Vote of Security Holders.

On December 9, 2004, the Fund’s Board of Directors adopted policies by which shareholders may recommend nominees to the Fund’s Board. These policies are set forth in their entirety below:

Aberdeen Australia Equity Fund, Inc.

Policies for Consideration of Board Member Candidates submitted by Fund Stockholders

Pursuant to the Charter of the Nominating and Corporate Governance Committee (the “Committee”) of Aberdeen Australia Equity Fund, Inc. (the “Fund”), the Committee is charged with evaluating the qualifications of candidates to serve on the Fund’s Board of Directors (“Board”) and with making nominations for members of the Board. These Policies shall apply to the Committee’s consideration of Board member candidates submitted by Fund stockholders.

Nominations from Stockholders

While the Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Committee may consider nominations from stockholders of the Fund. Each eligible stockholder or stockholder group may submit no more than one candidate each calendar year.

I.	Independent Director Candidates

A. In order for the Committee to consider a stockholder submission for an independent director, the following requirements must be satisfied regarding the candidate:

(1) The candidate must satisfy all qualifications provided herein for an independent director, in the Fund’s organizational documents and in the Fund’s Nominating and Corporate Governance Committee Charter;

(2) If the nominating stockholder or any member of the nominating stockholder group is a natural person, the candidate may not be the nominating stockholder, a member of the nominating stockholder group, or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group;1

(3) If the nominating stockholder or any member of the nominating stockholder group is an entity, neither the candidate nor any member of the candidate’s immediate family may have been employed during the calendar year of the submission nor the immediately preceding calendar year, by the nominating stockholder or any member of a nominating stockholder group;

(4) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the calendar year of the submission or during the immediately preceding calendar year, any consulting, advisory, or other compensatory fee from the nominating stockholder or any member of a nominating stockholder group or any affiliate of any such stockholder or any such member;

(5) The candidate may not be an executive officer or director (or person performing similar functions) of the nominating stockholder or any member of the nominating stockholder group, or of an affiliate of such stockholder or any such member;

(6) The candidate may not control the nominating stockholder or any member of the nominating stockholder group (or, in the case of a stockholder or member that is a fund, an interested person of such stockholder or member as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended); and

(7) A stockholder or stockholder group may not submit for consideration a candidate who has previously been considered by the Committee.

B. In order for the Committee to consider a stockholder submission for an independent director, the following requirements must be satisfied regarding the stockholder or stockholder group submitting the candidate:

(1) The Committee only will consider stockholder submissions that are received during the period from August 1 through September 30 of the year prior to the meeting of stockholders at which the director is to be elected (“Stockholders’ Meeting”);

(2) Any stockholder or stockholder group submitting a proposed candidate must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s shares of common stock. The shares used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the submission of the candidate. In addition, such securities must continue to be held through the date of the Stockholders’ Meeting. The nominating stockholder or stockholder group must also bear the economic risk of the investment; and

(3) The nominating stockholder or each member of the nominating stockholder group must meet the requirements set out in Rule 13d-1(b) or (c) of the Securities Exchange Act of 1934 to file on Schedule 13G. The nominating stockholder or the nominating

[1]	The terms “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

stockholder group must have reported its beneficial ownership on Schedule 13G or Schedule 13D, before or on the date of the stockholder submission;

C. A stockholder or stockholder group submitting to the Committee a proposed candidate for independent director must substantiate compliance with the above requirements at the time of such submission. Any submission must be directed to the attention of the Fund’s Secretary, who will forward such submission to the Committee. This submission must include:

(1) Contact information for the nominating stockholder or stockholder group;

(2) A copy of the Schedule 13G or Schedule 13D filed with the Securities and Exchange Commission by the nominating stockholder or the nominating stockholder group;

(3) A certification from the nominating stockholder or stockholder group providing that the shares have been held continuously for at least two years as of the date of the submission of the candidate, and will continue to be held through the date of the Stockholders’ Meeting;

(4) The candidate’s contact information and the number of applicable Fund shares owned by the candidate;

(5) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended;

(6) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and consent to be named in the Fund’s proxy statement and form of proxy, if so designated by the Fund’s Board, and to serve as a director if so elected;

(7) A representation that, to the knowledge of the nominating stockholder or stockholder group, the nominee’s candidacy or, if elected, board membership, would not violate controlling state law or federal law or rules of a national securities exchange or national securities association applicable to the Fund; and

(8) A statement as to whether or not, during the past ten years, the nominating stockholder or any member of the nominating stockholder group, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, the dates, the nature of the conviction, the name or other disposition of the case; and whether the individual has been involved in any other legal proceedings during the last five years, as specified in Item 401(f) of Regulation S-K. When the nominating stockholder or any member of the nominating stockholder group is a general or limited partnership, syndicate or other group, the foregoing information must be provided with respect to (i) each partner of the general partnership; (ii) each partner who is, or functions as, a general partner of the limited partnership; (iii) each member of the syndicate or group; and (iv) each person controlling the partner or member. If the nominating stockholder or any member of the nominating stockholder group is a corporation or if a person referred to in (i)-(iv) of the preceding sentence is a corporation, the foregoing information must be provided with respect to (a) each executive officer and director of the corporation; (b) each person controlling the corporation; and (c) each executive officer and director of any corporation or other person ultimately in control of the corporation.

D. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

II.	Interested Director Candidates

A. In order for the Committee to consider a stockholder submission for an interested director, that is, a candidate who is an interested person of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, the following requirements must be satisfied regarding the candidate:

(1) The candidate must satisfy all qualifications provided herein for an interested director, in the Fund’s organizational documents, and in the Fund’s Nominating and Corporate Governance Committee Charter;

(2) The Committee only will consider stockholder submissions that are received during the period from August 1 through September 30 of the year prior to the Stockholders’ Meeting; and

(3) Any stockholder or stockholder group submitting a proposed candidate must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s shares of common stock. The shares used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the submission of the candidate. In addition, such securities must continue to be held through the date of the Stockholders’ Meeting. The nominating stockholder or stockholder group must also bear the economic risk of the investment.

B. A stockholder or stockholder group submitting to the Committee a proposed candidate for interested director must substantiate compliance with the requirements of paragraph A above at the time of such submission. Any submission must be directed to the attention of the Fund’s Secretary, who will forward such submission to the Committee. This submission must include:

(1) Contact information for the nominating stockholder or stockholder group;

(2) A certification from the nominating stockholder or stockholder group providing that the shares have been held continuously for at least two years as of the date of the submission of the candidate, and will continue to be held through the date of the Stockholders’ Meeting;

(3) The candidate’s contact information and the number of applicable Fund shares owned by the candidate;

(4) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Act of 1934, as amended;

(5) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and consent to be named in the Fund’s proxy statement and form of proxy, if so designated by the Fund’s Board, and to serve as a director if so elected;

(6) A representation that, to the knowledge of the nominating stockholder or stockholder group, the nominee’s candidacy or, if elected, board membership, would not violate controlling state law or federal law or rules of a national securities exchange or national securities association applicable to the Fund;

(7) A statement as to whether or not, during the past ten years, the nominating stockholder or any member of the nominating stockholder group, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, the dates, the nature of the conviction, the name or other disposition of the case; and whether the individual has been involved in any other legal proceedings during the last five years, as specified in Item 401(f) of Regulation S-K. When the nominating stockholder or any member of the nominating stockholder group is a general or limited partnership, syndicate or other group, the foregoing information must be provided with respect to (i) each partner of the general partnership; (ii) each partner who is, or functions as, a general partner of the limited partnership; (iii) each member of the syndicate or group; and (iv) each person controlling the partner or member. If the nominating stockholder or any member of the nominating stockholder group is a corporation or if a person referred to in (i)-(iv) of the preceding sentence is a corporation, the foregoing information must be provided with respect to (a) each executive officer and director of the corporation; (b) each person controlling the corporation; and (c) each executive officer and director of any corporation or other person ultimately in control of the corporation.

C. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Item 11 - Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	Martin Gilbert
Martin Gilbert,
President of
Aberdeen Australia Equity Fund, Inc.

Date: January 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	Martin Gilbert
Martin Gilbert,
President of
Aberdeen Australia Equity Fund, Inc.

Date: January 5, 2006

By:	Christian Pittard
Christian Pittard,
Treasurer of
Aberdeen Australia Equity Fund, Inc.

Date: January 5, 2006